[EATON VANCE LOGO]
                                                            [PHOTO OF THE EARTH]




                         ANNUAL REPORT DECEMBER 31, 2000



                                   EATON VANCE
                                  INSTITUTIONAL
[GRAPHIC OF STATUE]                 EMERGING
                                     MARKETS
                                      FUND



[PHOTO OF AN ORIENTAL CELEBRATION]

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]

JAMES B. HAWKES
PRESIDENT

Eaton Vance Institutional Emerging Markets Fund had a total return of -24.92% for the year ended December 31, 2000. That return was the result of a decrease in net asset value per share (NAV) from $14.73 on December 31, 1999 to $10.87 on December 31, 2000 and the reinvestment of $0.297 in capital gains distributions.

By comparison, the Morgan Stanley Capital International Emerging Markets Index - an unmanaged index of common stocks traded in the emerging markets - had a total return of -30.00% during the same period.(1)

The emerging markets lost ground in 2000...

The emerging markets underwent a severe correction in 2000, as a weakening global economy, sharply higher energy prices and a downturn in the technology sector produced a difficult investment environment. The declines were seen across the emerging market spectrum. Among Asia's emerging markets, South Korea declined 50.9%; India declined 24.7%; Taiwan slid 43.8%. In Latin America, Brazil fell 10.7% and Mexico 20.8%. In Eastern Europe, Russia dropped 32.7% and Hungary declined 11.0%. Weaker demand from western Europe and the U.S. had a dampening effect on exporters of technology.

While 2000 was a disappointment, a look at fundamentals suggests hope for the emerging markets in 2001...

Despite a global economic slowdown, a study by Salomon Smith Barney suggests that the average growth rate of emerging markets should reach 7% in 2001. That is especially impressive when compared to the diminishing growth rate of developed nations. For example, most estimates suggest that GDP growth in the U.S. should average between 1 to 2% in 2001.

Relative market valuations also make a compelling comparison. At the end of 2000, U.S. stocks traded at an average multiple of 23 times earnings. In sharp contrast, emerging markets generally traded at an average multiple of 10 times earnings, even though corporate earnings growth was roughly twice that rate. These figures suggest that emerging markets may be significantly undervalued. To be sure, the economic picture remains unsettled and the markets may see continued volatility. But we believe that there are many promising long-term growth opportunities in the emerging markets and that Emerging Markets Portfolio is well-positioned to share in that growth. In the pages that follow, portfolio manager Jacob Rees-Mogg reviews the year just ended, and looks ahead to 2001.



                                                           Sincerely,

                                                           /s/ James B. Hawkes
                                                           -------------------

                                                           James B. Hawkes
                                                           President
                                                           February 9, 2001

--------------------------------------------------------------------------------

FUND INFORMATION
AS OF DECEMBER 31, 20001

PERFORMANCE(2)
--------------------------------------------------------------------

SEC Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------
One year                                                -24.92%
Life of Fund+                                             6.42%

+Inception date: 5/19/99

TEN LARGEST HOLDINGS(3)
--------------------------------------------------------------------
OTP Bank Rt. GDR                                     4.4%
Grupo Financiero Banamex                             3.3
Denway Motors Ltd.                                   3.2
Tele Norte Leste Paticipacoes ADR                    3.0
Compania de Bebidas das Americas ADR                 2.9
Li & Fung Ltd.                                       2.9
Embraer - Empresa Brasileira de Aeronautice SA       2.8
SK Telecom Ltd.                                      2.7
Reliance Industries Ltd. GDR                         2.6
Harmony Gold Mining Co. Ltd.                         2.6

(1)  It is not possible to invest directly in an Index.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) Ten largest holdings represent 30.4% of the Portfolio's total net assets, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION

[PHOTO OF  HON. JACOB REES-MOGG]

HON. JACOB REES-MOGG
PORTFOLIO MANAGER

AN INTERVIEW WITH THE HON. JACOB REES-MOGG, DIRECTOR, LLOYD GEORGE MANAGEMENT, AND PORTFOLIO MANAGER OF EMERGING MARKETS PORTFOLIO.

Q: AFTER FARING QUITE WELL IN 1999, MANY EMERGING MARKETS POSTED SHARP DECLINES IN 2000. WHAT WAS BEHIND THE EMERGING MARKET PULLBACK?

A: In 2000, the emerging markets fell victim to an odd confluence of events that included a slower global economy, local political uncertainties, sharply higher oil prices, rising U.S. interest rates and a growing uneasiness over the near-term prospects for technology stocks.

     Asian economies were especially hard-hit by rising energy costs. The region was additionally hurt by continuing concerns over corporate governance and by the uneven pace of economic reforms. Latin America was something of a paradox in 2000. While the regional economy expanded a healthy 4%, Latin markets were dragged lower by the increasing evidence of a slowdown in the U.S. Finally, Eastern Europe showed continuing resilience following the Russian crisis, although the manufacturing segment of the economy remained vulnerable to further economic weakness in Western Europe.

Q:   HOW HAVE YOU STRUCTURED THE PORTFOLIO IN RECENT MONTHS?

A: From a sector standpoint, banks and money services constituted the Portfolio's largest commitments, followed by food and beverages and telephone utilities. We have continued to emphasize companies that we believe have superior earnings potential.

     With respect to regional allocation, the Portfolio's largest exposure at December 31, 2000 was East Asia, the China region, at 36.2%. However, that position was pared somewhat from the levels of a year ago. Hong Kong was the Portfolio's largest China-region weighting. We believe that Hong Kong is likely to experience a less severe impact from a slower U.S. economy than technology exporters Taiwan and Singapore. Hong Kong has actually reduced its dependency on electronics exports. In addition, Asian interest rates are much lower than during the financial crisis of 1998 and, by stimulating domestic economies, should partially offset falling foreign demand.

     Latin America constituted 35.8% of the Portfolio's investments at December 31, with Brazil the largest Latin weighting. Brazil continued to generate solid economic growth, with industrial production in the fourth quarter of 2000 hovering around the 6% level. Mean-while, the Mexican economy slowed in the fourth quarter, reflecting that NAFTA nation's increasing sensitivity to U.S. industry. Other

--------------------------------------------------------------------------------

[BAR CHART]

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
---------------------------------------------------
By total net assets
Banks & Money Services                  15.3%
Food & Beverages                        11.1%
Telephone Utilities                      7.3%
Broadcasting & Cable                     4.4%
Telecomunication Services                4.3%


[PIE CHART]

REGIONAL DISTRIBUTION(1)
---------------------------------------------------
By total investments
Africa                                  3.8%
East Asia                              36.2%
Latin America                          35.8%
Eastern Europe/Mediterranean           16.1%
South Asia                              8.1%

(1) Because the Portfolio is actively managed, Industry Weightings and Regional Distribution presented at 12/31/00 are subject to change.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION CONT'D

     sectors of Mexico's economy, however, such as banking, finance and telecom, continued to generate impressive growth.

     Eastern Europe represented 16.1% of the Portfolio's investments. Hungary, the Portfolio's largest Eastern Europe weighting, posted GDP growth of 5% in 2000 on the strength of a 19% surge in industrial production. Hungary is a leading candidate for admission to the European Union (EU) in 2004, although it still needs to reduce its 10% inflation rate to acceptable EU levels. Russia, meanwhile, witnessed a rise in investment and in domestic consumption, the result of a more accommodative fiscal policy. While the strong ruble poses a threat to the manufacturing sector, energy-rich Russia continues to benefit from high energy prices.

Q: YOU INDICATED THAT BANKS AND MONEY SERVICES STOCKS WERE THE PORTFOLIO'S LARGEST WEIGHTING. COULD YOU DISCUSS SOME COMPANIES?

A: Yes. Newly-privatized OTP Bank is the largest retail bank in Hungary. The company operates more than 400 branches and controls nearly one-third of the nation's banking assets. While its traditional strengths have been in the consumer area, OTP has made increasing inroads in the area of corporate finance. Recently, the bank has undertaken one of the nation's largest technology investments, modernizing its systems and updating its operations. The upgrades should allow the bank to improve the quality and range of its services in Hungary's fast growing consumer market.

     Grupo Financiero Banamex is one of Mexico's largest banks, with 1,200 branches and 3,000 ATMs. Banamex has consistently outperformed its banking competitors in recent years. In 2000, the bank posted strong deposit and loan growth, while non-performing assets decreased significantly. Banamex has also maintained strong momentum in its asset management, insurance and pension activities.

Q: FOOD AND BEVERAGE COMPANIES CONSTITUTED ANOTHER MAJOR FOCUS. WHAT COMPANIES HAVE YOU FOUND COMPELLING IN THAT AREA?

A: The food and beverage sector has historically demonstrated good defensive characteristics in an uncertain economic climate. Companhia de Bebidas das Americas (AmBev) is Latin America's largest beverage producer and distributor. The result of a merger of Brazil's two largest beverage companies, AmBev is the world's fifth largest beverage company. In recent years, the company has expanded its reach in Latin America through strategic acquisitions and currently has operations in Brazil, Argentina and Venezuela. AmBev enjoyed profit growth of 30% in the first half of 2000 due to improved pricing flexibility, better distribution and cost savings from the merger.

     Companhia Brasileira de Distribuicao is Brazil's largest food retailer, with 176 retail food stores, 132 in Sao Paolo, Brazil's largest and wealthiest consumer market. The company has four principal divisions: supermarkets, "hypermarkets," food discount stores and home appliance stores. The company has benefited from the rising disposable incomes in Brazil and a growing appetite for consumer goods.

Q: TELEPHONE UTILITIES CONSTITUTED THE NEXT LARGEST WEIGHTING. COULD WE DISCUSS SOME INVESTMENTS IN THAT SECTOR?

A: Certainly. The global telecom sector was characterized by massive changes and intense competition in 2000, as companies struggled to complete the build-out of networks and vied for a competitive edge. Tight credit conditions were especially harmful to smaller competitors. Tele Norte Leste, or Telemar, is Brazil's largest fixed-line provider of telecommunications services, serving 16 Brazilian states from Rio de Janiero to the Amazon. The company has generated rapid growth in recent years on the strength of increased lines and the introduction of new telecom services. The Brazilian government recently announced plans for three auctions offering mobile phone licenses. The

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

MANAGEMENT DISCUSSION CONT'D

     licenses are likely to be quite valuable, as they will afford the winners the capability to offer speedy Internet services and improved roaming service for cellular users. With $2 billion reserved for bidding, Telemar is certain to be a major participant. The company enjoyed 30% revenue growth in 2000.

     SK Telecom is a wireless telecom provider serving 12.6 million subscribers in Korea. The company saw a 21% revenue increase in the past year, reflecting strong subscriber growth and the introduction of additional phone-based services, including Internet and paging. A key to SK Telecom's business model is the formation of regional strategic alliances while promoting a compatible telecom technology throughout Asia.

Q:   JACOB, WHAT IS YOUR OUTLOOK FOR THE EMERGING MARKETS IN THE COMING YEAR?

A: There is likely to be continuing uncertainty as to the direction of the global and U.S. economies. A "hard landing" for developed countries could have negative repercussions for some emerging market exporters of technology. However, recent moves to lower interest rates in the U.S. and the U.K. suggest that a soft landing is more likely. Importantly, we believe that we have identified many companies that have been able to generate impressive domestic earnings growth, despite the slowing global economy.

     Above all, it's important to remember that we invest in companies, not countries. The economic growth in Latin America, Eastern Europe and Asia over the past decade has been simply staggering and corporate earnings have reflected that momentum. While the emerging markets' progress over the coming year will likely reflect a gradual recovery, we believe that the long-term future of these markets will present many exciting opportunities.

[LINE GRAPH]

COMPARISON OF CHANGES IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX*

MAY 31, 1999 - DECEMBER 31, 2000

                   EATON VANCE
                  INSTITUTIONAL                MSCI
                    EMERGING             EMERGING MARKETS
DATE               MARKETS FUND               INDEX
---------------------------------------------------------
5/31/1999            $10,000                 $10,000
6/30/1999            $11,216                 $11,207
7/31/1999            $10,603                 $10,795
8/31/1999            $10,772                 $11,088
9/30/1999            $10,317                 $10,641
10/31/1999           $11,025                 $10,947
11/30/1999           $12,886                 $11,787
12/31/1999           $15,571                 $13,297
1/31/2000            $15,169                 $13,652
2/29/2000            $15,793                 $13,837
3/31/2000            $16,357                 $13,953
4/30/2000            $14,396                 $12,624
5/31/2000            $13,793                 $12,245
6/30/2000            $14,622                 $12,632
7/31/2000            $14,105                 $12,011
8/31/2000            $14,536                 $12,046
9/30/2000            $13,275                 $10,953
10/31/2000           $12,446                 $10,116
11/30/2000           $11,131                  $9,254
12/31/2000           $11,691                  $9,462

PERFORMANCE**
-----------------------------------------------------------------

SEC Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------
One year                                               -24.92%
Life of Fund+                                            6.42%

+Inception date: 5/19/99

* Source: TowersData, Bethesda, MD. Investment operations commenced 5/19/99. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the Morgan Stanley Capital International Emerging Markets Index, a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
----------------------------------------------------
Investment in Emerging Markets
   Portfolio, at value
   (identified cost, $2,499,559)          $2,380,539
Receivable for Fund shares sold                   50
Receivable from the Investment Adviser         3,810
Receivable from the Administrator              2,540
----------------------------------------------------
TOTAL ASSETS                              $2,386,939
----------------------------------------------------
Liabilities
----------------------------------------------------
Payable to affiliate for Trustees' fees   $      185
Payable for Fund shares redeemed              10,290
Accrued expenses                              13,470
----------------------------------------------------
TOTAL LIABILITIES                         $   23,945
----------------------------------------------------
NET ASSETS                                $2,362,994
----------------------------------------------------

Sources of Net Assets
----------------------------------------------------
Paid-in capital                           $2,538,040
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (52,376)
Accumulated net investment loss               (3,650)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                         (119,020)
----------------------------------------------------
TOTAL                                     $2,362,994
----------------------------------------------------

Net Asset Value, Offering Price
and Redemption Price Per Share
----------------------------------------------------
($2,362,994  DIVIDED BY 217,378 SHARES
   OF BENEFICIAL INTEREST OUTSTANDING)    $    10.87
----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
---------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $632)           $  13,378
Expenses allocated from Portfolio           (21,195)
---------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (7,817)
---------------------------------------------------

Expenses
---------------------------------------------------
Registration fees                         $  21,910
Legal and accounting services                12,485
Custodian fee                                10,667
Printing and postage                          4,281
Transfer and dividend disbursing agent
   fees                                          48
Miscellaneous                                 1,781
---------------------------------------------------
TOTAL EXPENSES                            $  51,172
---------------------------------------------------
Deduct --
   Reduction of custodian fee             $   1,254
   Allocation of expenses to the
      Investment Adviser                     28,891
   Allocation of expenses to the
      Administrator                          19,260
---------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $  49,405
---------------------------------------------------

NET EXPENSES                              $   1,767
---------------------------------------------------

NET INVESTMENT LOSS                       $  (9,584)
---------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
---------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $87)         $ (31,191)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  (5,195)
---------------------------------------------------
NET REALIZED LOSS                         $ (36,386)
---------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(531,826)
   Foreign currency and forward foreign
      currency exchange contracts            (1,289)
---------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(533,115)
---------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(569,501)
---------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(579,085)
---------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999(1)
---------------------------------------------------------------------------------
From operations --
   Net investment loss                    $          (9,584) $             (1,202)
   Net realized gain (loss)                         (36,386)                5,434
   Net change in unrealized
      appreciation (depreciation)                  (533,115)              414,095
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $        (579,085) $            418,327
---------------------------------------------------------------------------------
Distributions to shareholders --
   In excess of net realized gain on
      investment transactions             $         (26,949) $                 --
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $         (26,949) $                 --
---------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares           $       2,200,344  $            885,554
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                         26,949                    --
   Cost of shares redeemed                         (562,156)                   --
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $       1,665,137  $            885,554
---------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       1,059,103  $          1,303,881
---------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------
At beginning of year                      $       1,303,891  $                 10
---------------------------------------------------------------------------------
AT END OF YEAR                            $       2,362,994  $          1,303,891
---------------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
---------------------------------------------------------------------------------
AT END OF YEAR                            $          (3,650) $               (314)
---------------------------------------------------------------------------------

 (1) For the period from the start of business, May 19, 1999, to December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                  YEAR ENDED DECEMBER 31,
                                  -----------------------
                                    2000        1999(1)
---------------------------------------------------------
Net asset value -- Beginning
   of year                        $14.730       $10.000
---------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------
Net investment loss               $(0.042)      $(0.014)
Net realized and unrealized
   gain (loss)                     (3.521)        4.744
---------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $(3.563)      $ 4.730
---------------------------------------------------------

Less distributions
---------------------------------------------------------
In excess of net realized gain    $(0.297)      $    --
---------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.297)      $    --
---------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.870       $14.730
---------------------------------------------------------

TOTAL RETURN(2)                    (24.92)%       47.30%
---------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 2,363       $ 1,304
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                   1.89%         1.57%(4)
   Net expenses after
      custodian fee
      reduction(3)                   1.50%         1.50%(4)
   Net investment loss              (0.63)%       (0.20)%(4)
Portfolio Turnover of the
   Portfolio                           65%           95%
---------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio
   may reflect a reduction of the investment adviser fee,
   an allocation of expenses to the Investment Adviser
   and/or Administrator, or both. Had such actions not
   been taken, the ratios and net investment loss per
   share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       5.10%         8.74%(4)
   Expenses after custodian
      fee reduction(3)               4.71%         8.67%(4)
   Net investment loss              (3.85)%       (7.37)%(4)
Net investment loss per share     $(0.257)      $(0.516)
---------------------------------------------------------

 (1) For the period from the start of business, May 19, 1999, to December 31, 1999.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Institutional Emerging Markets Fund (the Fund) is a mutual fund seeking long-term capital appreciation through investment in a portfolio of equity securities of companies in countries with emerging markets. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (16.0% at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes has a capital loss carryover of $32,950 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 21, 2008. At December 31, 2000, net capital losses of $82,864 and net currency losses of $3,650 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the Fund's next taxable year.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital.

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              -----------------------
                                                2000       1999(1)
    -----------------------------------------------------------------
    Sales                                      173,237       88,541
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 1,757           --
    Redemptions                                (46,157)          --
    -----------------------------------------------------------------
    NET INCREASE                               128,837       88,541
    -----------------------------------------------------------------

 (1) For the period from the start of business, May 19, 1999, to December 31, 1999.

4 Transactions with Affiliates
-------------------------------------------
   Investment adviser and administrative fees are paid by the Portfolio to Lloyd George Management (Bermuda) Limited (LGM) (the Adviser) and to Eaton Vance Management (EVM) (the Administrator) and its affiliates. To reduce the net investment loss of the Fund, the Adviser and Administrator were allocated $28,891 and $19,260, respectively, of the Fund's operating expenses. See
   Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Except as to Trustees of the Fund who are not members of EVM's and LGM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administrative fees. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $2,200,377 and $529,969, respectively, for the year ended December 31, 2000.

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE SPECIAL INVESTMENT TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the year then ended and the period from the start of business, May 19, 1999, to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Institutional Emerging Markets Fund at December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with auditing standards generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 9, 2001

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 87.7%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Aircraft Manufacture -- 2.8%
----------------------------------------------------------------------
Embraer - Empresa Brasileira
de Aeronautica S.A.                              65,000    $   411,667
Brazil's regional aircraft manufacturer
----------------------------------------------------------------------
                                                           $   411,667
----------------------------------------------------------------------
Apparel and Accessories -- 2.9%
----------------------------------------------------------------------
Li and Fung Ltd.                                236,000    $   429,658
Largest global intermediator between
garment suppliers and retailers
----------------------------------------------------------------------
                                                           $   429,658
----------------------------------------------------------------------
Automotive -- 3.2%
----------------------------------------------------------------------
Denway Motors Ltd.                            2,750,000    $   479,506
Manufactures motor vehicles and related
equipment and parts
----------------------------------------------------------------------
                                                           $   479,506
----------------------------------------------------------------------
Banks and Money Services -- 15.3%
----------------------------------------------------------------------
Grupo Financiero Banamex(1)                     300,000    $   493,057
Mexico's largest private bank
Hansabank Ltd.                                   32,644        272,291
Financial institution in the Baltic
States
National Bank of Greece                           9,908        379,396
Offers retail and corporate banking
services
OTP Bank Rt. GDR                                 11,805        658,129
Hungary's biggest bank
Sanlam Ltd.                                      90,000        113,704
South Africa's second largest life
assurer
Unibanco GDR                                     11,955        351,925
Brazil's third largest private bank
----------------------------------------------------------------------
                                                           $ 2,268,502
----------------------------------------------------------------------
Broadcasting and Cable -- 4.4%
----------------------------------------------------------------------
Television Broadcasts Ltd.                       67,000    $   352,193
Hong Kong's dominant Chinese-language
program TV program provider
TV Azteca S.A.                                   30,000        298,125
Mexico's second largest television
company
----------------------------------------------------------------------
                                                           $   650,318
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Commodity Chemicals -- 2.6%
----------------------------------------------------------------------
Reliance Industries Ltd. GDR                     23,500    $   384,812
Manufactures fibers, petrochemicals, and
textiles
----------------------------------------------------------------------
                                                           $   384,812
----------------------------------------------------------------------
Communications Equipment -- 1.6%
----------------------------------------------------------------------
Grupo Televisa GDR(1)                             5,167    $   232,192
Largest Spanish speaking media and
broadcast company in the world. Based in
Mexico
----------------------------------------------------------------------
                                                           $   232,192
----------------------------------------------------------------------
Conglomerates -- 2.3%
----------------------------------------------------------------------
China Resources Enterprises Ltd.                268,000    $   341,885
Develops and invests in real estate
John Keells Holdings                              9,183          5,969
Sri Lankan conglomerate involved in tea,
hotels, and beverages
----------------------------------------------------------------------
                                                           $   347,854
----------------------------------------------------------------------
Electric Utilities -- 2.5%
----------------------------------------------------------------------
Companhia Paranaense Energia ADR                 44,000    $   371,250
Brazilian Utility
----------------------------------------------------------------------
                                                           $   371,250
----------------------------------------------------------------------
Electrical / Electronics -- 1.4%
----------------------------------------------------------------------
Orbotech Ltd.(1)                                  5,475    $   204,286
World leader in the manufacture of
automated optical inspection systems for
the printed circuit board industry.
Based in Israel
----------------------------------------------------------------------
                                                           $   204,286
----------------------------------------------------------------------
Electronics - Semiconductors -- 2.0%
----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co.(1)                                          125,952    $   302,330
One of the world's largest contract
manufacturers of integrated circuits
(foundry) for third parties
----------------------------------------------------------------------
                                                           $   302,330
----------------------------------------------------------------------
Food and Beverages -- 11.1%
----------------------------------------------------------------------
Companhia Brasileira de Distribuicao,
Grupo Pao de Acurcar                             10,000    $   365,000
Supermarket chain
Companhia de Bebidas das Americas ADR            16,820        433,115
Produces and distributes beverages

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Food and Beverages (continued)
----------------------------------------------------------------------
Hite Brewery Co. Ltd.                             9,700    $   276,047
Korean brewer
President Chain Store Corp.                     124,041        325,832
Taiwanese operator of 7-11 convenience
stores and other consumer businesses
Vina Concha y Toro ADR                            6,500        253,500
Wine producer/exporter
----------------------------------------------------------------------
                                                           $ 1,653,494
----------------------------------------------------------------------
Insurance -- 2.1%
----------------------------------------------------------------------
Samsung Fire & Marine Insurance                  14,350    $   311,957
Korea's largest non-life insurance
company established in 1952 and
belonging to the Samsung Group
----------------------------------------------------------------------
                                                           $   311,957
----------------------------------------------------------------------
Machinery -- 1.1%
----------------------------------------------------------------------
Siam Cement Co. Ltd.(1)                          16,700    $   157,765
Largest industrial and building material
producer in Thailand
----------------------------------------------------------------------
                                                           $   157,765
----------------------------------------------------------------------
Media & Leisure -- 2.1%
----------------------------------------------------------------------
Corporacion Interamericana
de Entretenimiento S.A.(1)                       75,040    $   308,325
Mexican fully integrated entertainment
company comprising 15 subsidiaries
operating in North America, South
America and Europe
----------------------------------------------------------------------
                                                           $   308,325
----------------------------------------------------------------------
Metals - Gold -- 2.6%
----------------------------------------------------------------------
Harmony Gold Mining Co. Ltd.                     82,400    $   383,306
A mining company which produces gold
----------------------------------------------------------------------
                                                           $   383,306
----------------------------------------------------------------------
Metals - Industrial -- 2.4%
----------------------------------------------------------------------
Hindalco Industries Ltd. GDR                     19,900    $   363,175
India's second largest aluminum producer
and lowest cost producer in the world
----------------------------------------------------------------------
                                                           $   363,175
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Mobile Communications -- 2.0%
----------------------------------------------------------------------
China Mobile (Hong Kong)(1)                      55,000    $   300,396
Provides cellular telecommunications
services in People's Republic of China
----------------------------------------------------------------------
                                                           $   300,396
----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.8%
----------------------------------------------------------------------
Lukoil Oil Co. ADR                                7,400    $   265,535
Russia's largest oil producer
----------------------------------------------------------------------
                                                           $   265,535
----------------------------------------------------------------------
Oil and Gas - Exploration and Development -- 2.3%
----------------------------------------------------------------------
Petroleo Brasileiro S.A. ADR(1)                  13,500    $   340,875
A holding company for oil, gas and
petrochemical companies in Brazil
----------------------------------------------------------------------
                                                           $   340,875
----------------------------------------------------------------------
Oil and Gas - Integrated -- 4.1%
----------------------------------------------------------------------
PetroChina Co. Ltd.                           1,800,000    $   300,012
Explores, develops, and produces crude
oil and natural gas
Surgutneftegaz ADR                               30,000        312,000
Russia's second largest oil company
----------------------------------------------------------------------
                                                           $   612,012
----------------------------------------------------------------------
Semiconductors -- 1.4%
----------------------------------------------------------------------
Samsung Electronics                               1,720    $   214,830
World's biggest and most profitable
semiconductor company
----------------------------------------------------------------------
                                                           $   214,830
----------------------------------------------------------------------
Telecommunications - Services -- 4.3%
----------------------------------------------------------------------
China Unicom Ltd.(1)                            160,000    $   245,138
China's second largest
telecommunications provider
SK Telecom Co. Ltd.                               2,000        400,000
South Korea's largest mobile telecom
firm
----------------------------------------------------------------------
                                                           $   645,138
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Telephone Utilities -- 7.3%
----------------------------------------------------------------------
Korea Telecom Corp. ADR                           9,070    $   281,170
Monopolistic telecom service provider
for South Korea
Tele Norte Leste Participacoes ADR               19,402        442,608
One of Brazil's three fixed line holding
companies, located in the northeast of
Brazil
Telefonos de Mexico ADR                           8,000        361,000
Largest telecom operator with interests
in local and long distance
telecommunications
----------------------------------------------------------------------
                                                           $ 1,084,778
----------------------------------------------------------------------
Tobacco -- 2.1%
----------------------------------------------------------------------
ITC Ltd. GDR                                     16,250    $   312,813
Indian cigarette producer
----------------------------------------------------------------------
                                                           $   312,813
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $11,729,748)                           $13,036,774
----------------------------------------------------------------------
Total Investments -- 87.7%
   (identified cost $11,729,748)                           $13,036,774
----------------------------------------------------------------------
Other Assets, Less Liabilities -- 12.3%                    $ 1,822,428
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $14,859,202
----------------------------------------------------------------------

 Company descriptions are unaudited.

 ADR - American Depositary Receipt

 GDR - Global Depository Receipt

 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

COUNTRY CONCENTRATION OF PORTFOLIO

                                          PERCENTAGE
COUNTRY                                   OF NET ASSETS  VALUE
-------------------------------------------------------------------
Brazil                                          18.3%    $2,716,440
Hong Kong                                       16.5%     2,448,788
Mexico                                          11.4%     1,692,699
Republic of Korea                               10.0%     1,484,004
India                                            7.1%     1,060,800
Hungary                                          4.4%       658,129
Taiwan                                           4.2%       628,162
Russia                                           3.9%       577,535
South Africa                                     3.3%       497,010
Greece                                           2.6%       379,396
Estonia                                          1.8%       272,291
Chile                                            1.7%       253,500
Israel                                           1.4%       204,286
Thailand                                         1.1%       157,765
Sri Lanka                                        0.0%         5,969

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
-----------------------------------------------------
Investments, at value
   (identified cost, $11,729,748)         $13,036,774
Cash                                        1,848,989
Foreign currency, at value
   (identified cost, $266,976)                268,456
Dividends receivable                           17,396
Tax reclaim receivable                            207
Prepaid expenses                                  129
-----------------------------------------------------
TOTAL ASSETS                              $15,171,951
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for investments purchased         $   265,436
Payable to affiliate for Trustees' fees           103
Accrued expenses                               47,210
-----------------------------------------------------
TOTAL LIABILITIES                         $   312,749
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $14,859,202
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $13,559,995
Net unrealized appreciation (computed on
   the basis of identified cost)            1,299,207
-----------------------------------------------------
TOTAL                                     $14,859,202
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
-----------------------------------------------------
Dividends (net of foreign taxes, $5,830)  $   130,720
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $   130,720
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   119,342
Administration fee                             39,883
Trustees fees and expenses                      5,522
Legal and accounting services                  34,773
Custodian fee                                  77,256
Miscellaneous                                   3,032
-----------------------------------------------------
TOTAL EXPENSES                            $   279,808
-----------------------------------------------------
Deduct --
   Reduction of custodian fee             $    49,001
   Reduction of investment adviser fee          8,588
   Reduction of administration fee              1,976
-----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    59,565
-----------------------------------------------------

NET EXPENSES                              $   220,243
-----------------------------------------------------

NET INVESTMENT LOSS                       $   (89,523)
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $960)        $  (586,392)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   (60,067)
-----------------------------------------------------
NET REALIZED LOSS                         $  (646,459)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(3,821,666)
   Foreign currency and forward foreign
      currency exchange contracts              (8,186)
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(3,829,852)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(4,476,311)
-----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(4,565,834)
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income (loss)           $         (89,523) $          42,713
   Net realized gain (loss)                        (646,459)           850,084
   Net change in unrealized
      appreciation (depreciation)                (3,829,852)         5,616,042
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $      (4,565,834) $       6,508,839
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      10,146,468  $       6,286,238
   Withdrawals                                   (5,193,671)        (6,199,686)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $       4,952,797  $          86,552
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $         386,963  $       6,595,391
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      14,472,239  $       7,876,848
------------------------------------------------------------------------------
AT END OF YEAR                            $      14,859,202  $      14,472,239
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------
                                    2000        1999       1998        1997        1996
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      1.69%       1.42%      1.71%       1.53%       1.54%
   Net expenses after
      custodian fee reduction        1.38%       1.35%      1.41%       1.35%       1.32%
   Net investment income
      (loss)                        (0.56)%      0.45%      0.37%       0.08%       0.14%
Portfolio Turnover                     65%         95%       117%        160%        125%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $14,859     $14,472     $7,877     $18,554     $10,659
-----------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment
   Adviser and/or Administrator, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.76%       2.42%      1.87%       1.81%       2.24%
   Expenses after custodian
      fee reduction                  1.45%       2.35%      1.57%       1.63%       2.02%
   Net investment income
      (loss)                        (0.63)%     (0.55)%     0.21%      (0.20)%     (0.56)%
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Portfolio's objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are those considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable or are considered unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 E Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2000, the adviser fee was 0.75% of average daily net assets and amounted to $119,342. To reduce the net operating loss of the Portfolio, the Adviser made a reduction of the investment adviser fee of $8,588. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2000, the administration fee was 0.25% of average daily net assets and amounted to $39,883. To reduce the net operating loss of the Portfolio, EVM made a reduction of the administrative fee of $1,976. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $12,315,247 and $9,112,213, respectively, for the year ended December 31, 2000.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $11,729,748
    -----------------------------------------------------
    Gross unrealized appreciation             $ 2,333,279
    Gross unrealized depreciation              (1,026,253)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 1,307,026
    -----------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended
   December 31, 2000.

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2000, there were no obligations under these financial instruments outstanding.

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF EMERGING MARKETS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (the Portfolio) as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the supplementary data for each of the years in the five-year period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Emerging Markets Portfolio at December 31, 2000, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 9, 2001

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

EMERGING MARKETS PORTFOLIO

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Trustees

Hon. Edward K. Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

INVESTMENT ADVISER OF EMERGING MARKETS PORTFOLIO
LLOYD GEORGE MANAGEMENT
(BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong


SPONSOR OF EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND
AND ADMINISTRATOR OF EMERGING MARKETS PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022




EATON VANCE INSTITUTIONAL EMERGING MARKETS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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136-2/01                                                                 I-EMSRC